                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 15, 2005

                  American Express Credit Account Master Trust
                             (Issuer in respect of the
             Class A Series 2001-1 Floating Rate Asset Backed Certificates, Class B Series 2001-1 Floating Rate Asset Backed Certificates, Class A Series 2001-2 5.53% Asset Backed Certificates,
             Class B Series 2001-2 5.83% Asset Backed Certificates,
             Class A Series 2001-3 Floating Rate Asset Backed Certificates, Class B Series 2001-3 Floating Rate Asset Backed Certificates, Class A Series 2001-4 Floating Rate Asset Backed Certificates, Class B Series 2001-4 Floating Rate Asset Backed Certificates, Class A Series 2001-5 Floating Rate Asset Backed Certificates, Class B Series 2001-5 Floating Rate Asset Backed Certificates, Class A Series 2001-6 Floating Rate Asset Backed Certificates, Class B Series 2001-6 Floating Rate Asset Backed Certificates, Class A Series 2001-7 Floating Rate Asset Backed Certificates, Class B Series 2001-7 Floating Rate Asset Backed Certificates, Class A Series 2002-1 Floating Rate Asset Backed Certificates, Class B Series 2002-1 Floating Rate Asset Backed Certificates, Class A Series 2002-2 Floating Rate Asset Backed Certificates, Class B Series 2002-2 Floating Rate Asset Backed Certificates, Class A Series 2002-3 Floating Rate Asset Backed Certificates, Class B Series 2002-3 Floating Rate Asset Backed Certificates, Class A Series 2002-5 Floating Rate Asset Backed Certificates, Class B Series 2002-5 Floating Rate Asset Backed Certificates, Class A Series 2002-6 Floating Rate Asset Backed Certificates, Class B Series 2002-6 Floating Rate Asset Backed Certificates, Class A Series 2003-1 Floating Rate Asset Backed Certificates, Class B Series 2003-1 Floating Rate Asset Backed Certificates, Class A Series 2003-2 Floating Rate Asset Backed Certificates, Class B Series 2003-2 Floating Rate Asset Backed Certificates, Class A Series 2003-3 Floating Rate Asset Backed Certificates, Class B Series 2003-3 Floating Rate Asset Backed Certificates, Class A Series 2003-4 1.69% Asset Backed Certificates,
             Class B Series 2003-4 1.90% Asset Backed Certificates,
             Class A Series 2004-1 Floating Rate Asset Backed Certificates, Class B Series 2004-1 Floating Rate Asset Backed Certificates, Class A Series 2004-2 Floating Rate Asset Backed Certificates, Class B Series 2004-2 Floating Rate Asset Backed Certificates, Class A Series 2004-3 4.35% Asset Backed Certificates,
             Class B Series 2004-3 4.55% Asset Backed Certificates,
             Class A Series 2004-4 Floating Rate Asset Backed Certificates, Class B Series 2004-4 Floating Rate Asset Backed Certificates, Class A Series 2004-5 Floating Rate Asset Backed Certificates, Class B Series 2004-5 Floating Rate Asset Backed Certificates, Class A Series 2005-1 Floating Rate Asset Backed Certificates, Class B Series 2005-1 Floating Rate Asset Backed Certificates, Class A Series 2005-2 Floating Rate Asset Backed Certificates, Class B Series 2005-2 Floating Rate Asset Backed Certificates, Class A Series 2005-3 Floating Rate Asset Backed Certificates, Class B Series 2005-3 Floating Rate Asset Backed Certificates, Class A Series 2005-4 Floating Rate Asset Backed Certificates, Class B Series 2005-4 Floating Rate Asset Backed Certificates, Class A Series 2005-5 Floating Rate Asset Backed Certificates, Class B Series 2005-5 Floating Rate Asset Backed Certificates, Class A Series 2005-6 Floating Rate Asset Backed Certificates, Class B Series 2005-6 Floating Rate Asset Backed Certificates, Class A Series 2005-7 Floating Rate Asset Backed Certificates, Class B Series 2005-7 Floating Rate Asset Backed Certificates, Class A Series 2005-8 Floating Rate Asset Backed Certificates and Class B Series 2005-8 Floating Rate Asset Backed Certificates.)


       ----------------------------------------------------------------------


              American Express Receivables Financing Corporation II
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     000-21424-04               13-3854638
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

 200 Vesey Street, New York, New York                           10285
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:       (212) 640-2357





           American Express Receivables Financing Corporation III LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-02              20-0942395
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2030





           American Express Receivables Financing Corporation IV LLC
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     333-113579-01              20-0942445
-----------------------------      --------------        ----------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)         Identification Number)

4315 South 2700 West, Salt Lake City, Utah                      84184
-------------------------------------------                   ----------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (801) 945-2068




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     Information concerning the American Express Credit Account Master Trust (the "Trust") is contained in the Monthly Servicer's Certificate, dated as of December 7, 2005 for the Distribution Date occurring on December 15, 2005, covering activity from October 25, 2005 through November 24 , 2005, and provided to the Bank of New York, as Trustee, under the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, as amended by the Second Amendment dated as of September 21, 2004 (the "Agreement"). Such Monthly Servicer's Certificate is attached hereto as Exhibit 20 and is incorporated herein by reference.

     On November 22, 2005, the Trust issued $417,500,000 Class A Series 2005-8 Floating Rate Asset Backed Certificates, and $37,500,000 Class B Series 2005-8 Floating Rate Asset Backed Certificates, (the "Series 2005-8 Class A Certificates" and the "Series 2005-8 Class B Certificates", respectively and collectively, the "Series 2005-8 Certificates"), offered pursuant to a Prospectus Supplement, dated as of November 16, 2005, to a Prospectus, dated as of November 15, 2005, and issued under the Agreement and the Series 2005-8 Supplement, dated as of November 22, 2005 to the Agreement (the "Series 2005-8 Supplement"). Interest on the Series 2005-8 Certificates accrues from November 22, 2005 and is payable on December 15, 2005 and on the fifteenth day of each month thereafter - which is the Distribution Date as described above. Principal with respect to the Series 2005-8 Class A Certificates and the Series 2005-8 Class B Certificates is scheduled to be distributed on the November 15, 2010 Distribution Date, but may be paid earlier or later under certain limited circumstances as provided in the Agreement and Series 2005-8 Supplement.

Item 9.01  Financial Statements and Exhibits

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibit:

         20   Series' 2001-1, 2001-2, 2001-3, 2001-4, 2001-5, 2001-6, 2001-7,
              2002-1, 2002-2, 2002-3, 2002-5, 2002-6, 2003-1, 2003-2, 2003-3,
              2003-4, 2004-1, 2004-2, 2004-3, 2004-4, 2004-5, 2005-1, 2005-2,
              2005-3, 2005-4, 2005-5, 2005-6, 2005-7  and  2005-8 Monthly
              Servicer's Certificate, dated December 7, 2005, for the December 15, 2005 Distribution Date.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  December 15, 2005


                              American Express Receivables Financing
                              Corporation II,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Maureen Ryan
                                     -------------------------------------
                              Name:  Maureen Ryan
                              Title: President




                              American Express Receivables Financing
                              Corporation III LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Andrea J. Moss
                                     -------------------------------------
                              Name:  Andrea J. Moss
                              Title: Vice President and Treasurer




                              American Express Receivables Financing
                              Corporation IV LLC,
                              as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                              By:    /s/ Daniel L. Follett
                                     -------------------------------------
                              Name:  Daniel L. Follett
                              Title: President

                              EXHIBIT INDEX
                              -------------

Designation                   Description
-----------                   -----------
Exhibit 20                    Series' 2001-1, 2001-2, 2001-3, 2001-4, 2001-5,
                              2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-5,
                              2002-6, 2003-1, 2003-2, 2003-3, 2003-4, 2004-1,
                              2004-2, 2004-3, 2004-4, 2004-5, 2005-1, 2005-2,
                              2005-3, 2005-4, 2005-5, 2005-6, 2005-7 and
                              2005-8 Monthly Servicer's Certificate, dated
                              December 7, 2005, for the December 15, 2005
                              Distribution Date.